Stabilis

Investor Presentation

October 2023



Safe Harbor Statement

Investor Presentation

IN GENERAL: This cautionary note applies to this document and the verbal or written comments of any person presenting it. This document, taken together with any such verbal or written comments, is referred to herein as the "Presentation."

"FORWARD-LOOKING STATEMENTS": This Presentation includes "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 and within the meaning of Section 27a of the Securities Act of 1933, as amended, and Section 21e of the Securities Exchange Act of 1934, as amended. Actual results may differ from expectations, estimates and projections presented or implied and, consequently, you should not rely on these forward-looking statements as predictions of future events.

Words such as "can", "achieve", "believes", "anticipates", "expects", "could", "will", "plan", "may", "should", "predicts", "potential", "outlook", "approaches", "continues", "nearly", "approximately", "estimates", "seeks", "intends", "plans", "contemplates", "indicative", "illustrative", "target", "goal", "projects", "future" or the negative version of those words or other comparable words and similar expressions are intended to identify such forward-looking statements.

Any forward-looking statements contained in this presentation, including statements regarding the Company's potential future project development candidates and the development of such candidates, the projection of future operating and financial results which may be achieved in connection such future project development candidates, the timing of specific milestones for completion of our future development projects and facilities, including first gas flows and other milestones, the expected volumes that we will sell based on our expected volumes or other illustrative models, our expectations about new projects and facilities with respect to project cost and timeline, our ability to convert from future project development candidates to binding commitments, the expected capabilities of our development projects and facilities once completed, our illustrations of our goals for revenue, cash flow, EBITDA, Adjusted EBITDA, and earnings at particular points and on a run rate and annualized basis, the timing of our facilities coming online and the timing of related volumes reaching expected run rate, our plans and business strategy for specific industries, types of fuel and power users and geographies, expected business and developments in the future (including but not limited to, our liquidity and financing plans and expected borrowing capacity), our market assumptions including those regarding the cost of our shipping, logistics and regasification activities, and the pricing of LNG, natural gas and other alternative fuels, our financing plans, our Company's equity value and equity value per share, are based upon our limited historical performance and on our current plans, estimates and expectations in light of information (including industry data) currently available to us. The inclusion of this forward-looking information should not be regarded as a representation by the Company or any other person that the future development plans, estimates or expectations contemplated by us will be achieved. These statements are subject to a number of factors that could cause actual results to differ materially from those described in the forward-looking statements, many of which are beyond our control. Stabilis can give no assurance that its expectations regarding any forward-looking statements will be attained. Accordingly, you should not place undue reliance on any forward-looking statements made in this Presentation.

Factors that could cause or contribute to such differences include, but are not limited to, the future performance of Stabilis, future demand for our products and services, our future project development candidates not being approved or not resulting in binding commitments, the risk that our construction or commissioning schedules will take longer than we expect, that our expectations about the price at which we sell our products and services, the cost at which we produce, ship and deliver and the margin that we receive for the products and services that we sell are not in line with our expectations, that our operating or other costs will increase, or our expected remaining costs for development projects increases, such that our expected of funding of projects may not be possible, that our expected financing based on cash flows of existing or future projects may not be achievable by us on commercially favorable terms or at all, that we may be unable to agree on terms for projects on favorable terms or at all, that we may not have access to credit at an acceptable price, develop projects or finance projects, that we may be unwilling or unable to make commitments to new projects for internal, external, financing, or any other reason, that we may be unable to implement our plans and business strategy in the way that we expect.

The foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in the Risk Factors in our Annual Report on Form 10-K filed with the Securities and Exchange Commission for the period ending December 31, 2022 which is available on the SEC's website at www.sec.gov or on the Investors section of our website at www.stabilis-solutions.com. All subsequent written and oral forward-looking statements concerning Stabilis, or other matters attributable to Stabilis, or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made.

Stabilis does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement or illustrative economics to reflect any change in their expectations or any change in events, conditions or circumstances on which any such statement is based, except as required by law.

PAST PERFORMANCE: Our operating history is limited and our past performance is not a reliable indicator of future results and should not be relied upon for any reason.

Stabilis

Stabilis Overview

A market leading energy transition growth platform

What we do

Stabilis is a Nasdaq listed clean energy transition company that provides **turnkey LNG production, storage, transportation and fueling solutions** to multiple end markets

Nasdaq Ticker: **SLNG**



Headquarters
Houston, Texas
LNG Liquefaction Facility
George West, Texas
LNG Liquefaction Facility
Port Allen, Louisiana

20+
years experience in LNG

400,000,000+
gallons delivered

46,000+
deliveries made

55
supply | delivery points across the U.S., Mexico, and Canada

Executive Summary

We are an LNG solutions company with an optimized portfolio of supply sources, storage, and transportation assets to address customer demand across multiple sectors and geographies

We offer last-mile expertise through a robust asset base and turnkey commercial, technical, and engineering capabilities

We have an enormous opportunity to further expand into multi-year marine sector GHG reduction and international export demand cycles

We are exploring additional growth opportunities into other sectors and clean emerging fuels

We assume limited commodity risk as natural gas feedstock prices are a pass-through to customers

We have a strong strategic partner with Chart Industries (NYSE: GTLS) owning 8% of our common equity outstanding

Key Messages

1 **A leading publicly-listed energy transition growth platform** that provides small-scale, liquefied natural gas ("LNG") fueling solutions to multiple end markets

2 **A significant opportunity to capitalize on a multi-year marine bunkering demand cycle** as the International Maritime Organization's 2020 low sulfur emissions mandate is driving unprecedented growth of new, LNG-fueled vessels entering the market

3 **A proven track record with compelling unit growth economics** highlighted by diversified revenue, positive Adjusted EBITDA, and ample liquidity to support current operations, while executing on identified near-term strategies that significantly scale our business


Traditional Small-Scale LNG Value Chain
low capital intensity | quick-to-market | local offtake | <0.5 mmtpa production
Natural Gas Production
Small-Scale Liquefication Plant
Virtual Pipeline via
Truck Delivery
Local Demand
VS.
Conventional World-Scale LNG Value Chain
high capital intensity | long construction periods | international export | >0.5 mmtpa production
Natural Gas Production
World-Scale Liquefication Plant
Global Delivery via
Export Ship
International Demand

Our Strategic Roadmap

Leveraging our solid core franchise to expand our addressable market and accelerate growth

1

Industrial Business
Optimize Growth

Optimize our U.S. industrial business commercial, production, and supply chain operations to generate free cash flow while stimulating profitable demand in new sectors and geographies

2

Lower GHG Emissions of Marine Industry
Accelerate Expansion

Capitalize on multi-year marine bunkering demand cycle by expanding and optimizing our portfolio of owned and third-party supply and assets

3

Emerging Fuels
Future Development

Introduction of additional emerging fuels such as RNG, biofuels, methanol, and ethanol as companion fuels to LNG or as standalone applications to further decarbonize other sectors

Source: company estimates

Industrial Business: Optimized and Integrated Operating Model

Leading producer and supplier of "last-mile" LNG across North America

Production

Distribution, Engineering & Technical Services

LNG Production & Sales

- **Two owned-operated liquefaction facilities**
  We operate two cryogenic natural gas processing facilities that convert natural gas into LNG through a purification and cooling process.
- **Expansive third-party supply network**
  We also purchase LNG from a vast network of third-party production sources.

Transportation & Logistics Services

- **"Last-Mile" Delivery**
  We offer our customers a "virtual natural gas pipeline" throughout North America using our fleet of cryogenic transport trailers to transport and deliver LNG.
- **Deep Logistics Capabilities**
  Our dedicated and highly experienced logistics teams utilize highly qualified and trained third-party transport service providers to safely transport LNG and job assets to location whenever needed.

Cryogenic Equipment Rental

- **Largest fleet of small-scale LNG assets in North America**
  We operate a substantial fleet of mobile and stationary assets including storage tanks, electric, gas-fired and ambient vaporizers, mobile vehicle fuelers, and pump manifolds, along with an extensive spare-parts inventory.
- **Application specific equipment**
  Our equipment is designed specifically for use in small-scale LNG applications.

Engineering & Field Support

- **Commitment to safety and reliability**
  Stabilis has experience in the safe, and reliable delivery of LNG for multiple customer applications and geographies.
- **Close collaboration with customers on project requirements**
  Our engineers help our customers design and integrate LNG into their fueling operations and our field service technicians help our customers mobilize, commission, monitor, and reliably operate on location.

Proven and Durable Operating Model

Step 1
Sector-focused direct sales force proactively engages customers to deliver quality solutions for their project needs

Step 2
Engineering teams design bespoke solutions for customer projects

Step 3
Provide LNG supply from owned production or third-party partners for direct plant pickup by customer or our delivery to customer location

Step 4
Provide 24 / 7 / 365 on-site engineering and field service support as needed

Diverse Industrial End Market Exposure Mitigates Cyclical Risk

Leveraging our solid foundation to capitalize on demand growth within emerging marine sector

Legacy Industrial End Markets Served

- General Industrial
- Aggregates
- Mining
- Wholesale
- Agriculture and Food
- Aerospace
- Electric Utilities
- Transportation
- Oil and Gas

LTM 2Q23 Revenue



Oil & Gas 26%
Electric Utility 20%
Mining 10%
Aerospace 7%
Industrial 6%
Agriculture 5%
Transportation 3%
Wholesale 1%
Aggregates 1%

Emerging Marine Growth Market

Marine Increased adoption of LNG as a clean fuel of choice to adhere to IMO reduced GHG emissions regulations, resulting in exponential growth of new vessels under construction.

LTM 2Q23 Revenue



Marine 21%

Marine Bunkering Market Undergoing Considerable Structural Change

Marine regulations and social responsibility goals are driving rapid adoption of cleaner fueling solutions

- The International Maritime Organization (IMO) is the United Nations agency responsible for the safety and security of shipping and prevention of marine and atmospheric pollution by ships
- IMO implemented a key regulation requiring ships operating outside certain designated Emission Control Areas, to limit the sulphur in fuel oils used to between 0.50% and 0.10% (U.S.), a *significant* reduction from the previous limit of 3.50%
- Ocean freight accounts for ~90% of world trade

Carnival Corporation & plc

"...our LNG efforts, combined with other innovative efforts to drive energy efficiency, are forecasted to deliver a 10% reduction in unit fuel consumption on an annualized basis compared to 2019, a significant achievement on our path to decarbonization."
Arnold Donald, President & CEO, Carnival Corporation

MSC

"We have LNG, which is an immediate and effective transition fuel."
Soren Toft, CEO, MSC Group

Royal Caribbean International

"We've designed a class of ships powered by LNG that leverages the latest, environmentally-friendly applications."
Richard Fain, Chairman & CEO, Royal Caribbean Cruises

MOL

"We are progressing toward the introduction of LNG-fueled vessels, which is the most effective measure to reduce GHG emissions at the present moment and introduced our plan to expand the fleet to 90 vessels by 2030."
Takeshi Hashimoto, President & CEO, Mitsui O.S.K. Lines (MOL)

Matson

"The LNG pathway is an important part of our strategy for reducing the greenhouse gas emissions of our fleet by 40% by 2030..."
Matt Cox, Chairman and CEO, Matson

CMA CGM

"The energy transition is well and truly underway at CMA CGM...our LNG-powered fleet will be 26 strong...LNG is the best available technology for significantly improving air quality and contributing towards tackling global warming."
Rodolphe Saadé, Chairman and CEO, CMA CGM Group

Disney Cruise Line

"At Disney Cruise Line, we remain dedicated to limiting our impact on the environment as we support The Walt Disney Company's commitment to net-zero emissions by 2030."
Sharon Siskie, Senior Vice President & GM, Disney Cruise Line

Hapag-Lloyd

"Fossil LNG is currently the most promising fuel on the path towards zero emissions."
Richard von Berlepsch, Managing Director Fleet Management, Hapag-Lloyd

TOTE

"By leveraging the environmental benefits of LNG, TOTE is creating positive outcomes for those we serve and the communities in which we operate..."
Tim Nolan, President & CEO, TOTE Maritime

Natural Gas is the Energy Transition Bridge Fuel of Choice

Clean, abundant, and cost-advantaged fuel

Natural gas will account for more than 40% of the world's total energy matrix for at least the next 25 years

Global Energy Supply by Select Fuel Types
Quadrillion BTU | 2022 & 2050



46
53
13
31
25
27
10
7
12
6
Natural Gas & NGL's
Renewables
Oil Products
Other
Coal

Based on IEA 2023 Annual Energy Outlook. Other fuels primarily include nuclear, non-biogenic, hydrogen, methanol, and municipal waste.

U.S. natural gas is less volatile and has a structural cost advantage versus oil-based fuels due to its lower levelized cost of energy

Historical Natural Gas & Crude Oil Annual Average Prices
$ / Million BTU



Oil Prices
σ = 3.2
$16.02
$8.43
$7.51
$8.78
$11.19
$9.84
$6.85
$11.76
$16.27
$13.20
Nat Gas Prices
σ = 1.2
$4.37
$2.62
$2.52
$2.99
$3.15
$2.56
$2.03
$3.89
$6.45
$2.45
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

Nat Gas Prices: Henry Hub Natural Gas Spot Price per MMBTU; **Oil Prices:** WTI Crude Oil Spot Price per MMBTU

Natural gas has significantly lower emissions vs. traditional fossil fuels

Sulfur & Particulate Matter



95%+ ↓ Reduction

NOx



80%+ ↓ Reduction

Carbon Dioxide



20-30% ↓ Reduction

Marine LNG Fuel Demand Rapidly Accelerating

LNG is the leading fuel of choice to power the maritime industry to lower emissions

The bridging of U.S. natural gas supply with newbuild LNG-fueled demand, presents a significant opportunity.
The U.S. natural gas market has structural advantages due to the abundance of inexpensive shale gas as feed stock for LNG production.

LNG-fueled vessel inflection point anticipated to occur by late 2024.
While newbuilds are under construction, shipping companies are evaluating their LNG-fueled vessel supply chain needs with heavy emphasis on the U.S. market.

Identifiable LNG-fueled vessel market growing rapidly with Stabilis' anticipated initial addressable market of ships to increase to >500 vessels by 2026



SLNG Initial Addressable Market
Global Market
1,000
900
800
700
600
500
400
300
200
100
0
63
82
99
124
157
186
247
356
544
723
846
894
3
4
5
6
5
15
24
54
131
384
497
545
61% CAGR
2015
2016
2017
2018
2019
2020
2021
2022
2023E
2024E
2025E
2026E

Source: DNV 2023 Maritime Forecast and management estimates; SLNG data set excludes smaller tonnage vessels such as ferries, fishing vessels, tugs, etc.

Marine Business: Capabilities and Approach

Stabilis is leading the way in LNG bunkering solutions for the modern marine market

A leading provider of LNG bunkering solutions across North America providing customers with:

LNG
- 24 / 7 / 365 bunkering solutions
- Ability to aggregate considerable volumes across multiple supply points leveraging U.S. natural gas pricing
- Options for supply of renewable natural gas (RNG)

Equipment
- One of North America's largest, expertly engineered, and mobile asset bases supported by a robust supply chain

People
- Highly trained and experienced bunkering division comprised of specialized engineers, project managers, technicians, and delivery specialists

Additional Services
- Natural gas price hedging options
- LNG tank gas up & cool down services
- Continuous methane emissions monitoring

Initial focus on growing our LNG bunkering presence across U.S. coastal ports

- Leverage our unmatched sourcing, commercial, technical, and engineering bunkering experience as the only small-scale provider to operate on multiple U.S. coasts
- Continue to expand and optimize our portfolio through owned and third-party supply, infrastructure, and assets to accelerate growth and maximize return on invested capital
- Evaluating strategic partnerships in key ports while securing licensing & permitting to support new offtake contracts
- Evaluate additional clean fuels, new products, services, and capabilities to expand relationships with ports and vessel owner & operators
- Evaluate opportunities to leverage our U.S. Department of Energy approved export license

3
We have licenses, permits, and operations on 3 U.S. coasts

35
We source LNG from 35 separate supply points to aggregate considerable volumes of LNG for bunkering

3
We offer 3 methods of LNG bunkering:
- ✓ Bunker barge to vessel
- ✓ Truck to bunker barge
- ✓ Truck to vessel

5,000 m^3
We can deliver up to 5,000 m^3 of LNG volume per each 24-hour truck-to-vessel bunkering event

Our Further Expansion into Multi-Year Marine Demand Cycle

Delivering solutions across a diverse and optimized portfolio of assets and capabilities



Stabilis-Owned *Inland* Small-Scale Liquefication Plants & 3rd Party Sources
Virtual Pipeline via
Truck Delivery
Local Demand
Marine Bunker & Export Demand
» Truck-to-ship
» Truck-to-bunker barge
» Truck-to-export ship
Stabilis-Owned *Waterfront* Small-Scale Liquefaction Plants & 3rd Party Sources
Bunker Barge &
Export Ship Delivery
Ship Refueling Demand
International Demand

Demonstrated Early Success to Date

A market leader operating on three coasts having delivered in excess 83,000 m³ of marine LNG since 2021



Port of Long Beach, CA

- ✓ Truck-to-ship supply for container ships
- ✓ Full project development, management, engineering, support personnel, and operational services capabilities
- ✓ Stabilis supplied LNG from third-party supply points

Port Fourchon, LA

- ✓ Last mile logistics to supply waterside storage tanks for offshore supply vessels
- ✓ Stabilis supplied LNG from owned Louisiana liquefaction plant

Port Canaveral, FL

- ✓ Truck-to-bunker barge supply for a cruise ship
- ✓ Full project development, management, engineering, support personnel, and operational services capabilities
- ✓ Stabilis supplied LNG from multiple supply points

LNG Exports Continue to Rise Across the Globe

Stabilis is licensed by the U.S. Department of Energy to export 2.3 million m³ of LNG volume annually

Stabilis received DOE approval to export LNG in 2022

Stabilis received authorization from the U.S. Department of Energy ("DOE") to export domestically produced LNG to all free trade and non-free trade countries, including Asian, European, and Latin American importing nations

Forecast of liquified U.S. natural gas gross exports rising
(Billions of Cubic Feet)



15.0
12.0
9.0
6.0
3.0
0.0
Dec-15
Dec-24

Source: U.S. Energy Information Administration

How Stabilis Serves LNG Export Customers

We provide small-scale export quantities suitable for smaller offtake requirements

We offer flexible contract structures:
- -Free on Board
- -Delivered Ex-Ship
- -Joint-Commercial Arrangements

We export LNG with LNG transport capacities up to 10,000 m³ and have ability to do so from 39 locations

Financially Sound Growth Equity

Early progress on multi-year growth platform

LTM 2Q23 Total Revenue
($MM)

+16%



$82.1
$95.2
LTM 2Q22
LTM 2Q23

LTM 2Q23 Adj. EBITDA
($MM)

+74%



$5.5
$9.6
LTM 2Q22
LTM 2Q23

LTM 2Q23 Free Cash Flow
Continuing Operations ($MM)

+93%



$2.8
$5.4
LTM 2Q22
LTM 2Q23

Solid Liquidity & Leverage Profile
Funding operations for growth ($MM)

0.2x leverage

Capitalization	
Total Debt	$9.9
Less: Cash	8.1
Net Debt	1.8
Stockholder's Equity	59.5
Total Capitalization	**$61.3**
Net Debt / Total Capitalization	*2.9%*
Net Debt / LTM 2Q23 EBITDA	*0.2x*

Liquidity	
Cash & Cash Equivalents	$8.1
Credit Availability	4.0
Total Liquidity	**$12.1**

Senior Leadership Team

Seasoned and entrepreneurial leadership team with the needed capabilities to deliver value

Westy Ballard
President & CEO

Superior Energy Services

- 24 years experience in operations, finance, and M&A globally
- Prior to Stabilis, multiple leadership positions including VP M&A, EVP Global Operations and CFO of NYSE: Superior Energy Services

Andy Puhala
Senior Vice President & CFO

Baker Hughes · Era · AETI American Electric Technologies

- 27 years experience in the energy industry, including multiple global assignments for NYSE: Baker Hughes
- Formerly CFO of NYSE: Era group and NASDAQ: AETI

Matt Barclay
Senior Vice President Commercial

Prometheus energy

- 23 years experience in LNG production and distribution and renewable natural gas
- Founding partner of Prometheus where he held various senior operations, business development and executive roles

Koby Knight
Senior Vice President Technology

Clean Energy

- 25 years specializing in LNG, CNG and renewable gas, built large-scale production facilities and 300+ fueling stations
- Formerly VP of NYSE: Clean Energy LNG operations

Stage Marroquin
Vice President Operations

Grupo CLISA

- 16 years specializing in business development, finance and operations
- Formerly VP of Mexico based CLISA Group responsible for business development

Investment Conclusion

Ground floor investment opportunity in an exciting growth platform

- ✓ Profitable energy transition growth stock
- ✓ Significant exposure to a scalable expansion opportunity to lower GHG emissions in the marine sector
- ✓ Highly experienced leadership team with decades of energy sector experience
- ✓ Leveraging a proven and durable operating model to successfully execute expansion initiatives

Appendix

Non-GAAP Reconciliation of Adjusted EBITDA

$000's	LTM Q2 2022					LTM Q2 2023				
	Q3 2021	Q4 2021	Q1 2022	Q2 2022	LTM Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	LTM Q2 2023
Net Income - Continuing Ops	($4,581)	($2,304)	($359)	($2,075)	($9,319)	$1,024	$218	$1,084	($2,174)	$152
Interest	239	271	168	199	877	199	204	182	171	756
Tax	89	258	(132)	(1)	214	(115)	513	8	159	565
Depreciation	2,284	2,241	2,277	2,197	8,999	2,115	2,075	2,011	1,992	8,193
EBITDA	($1,969)	$466	$1,954	$320	$771	$3,223	$3,010	$3,285	$148	$9,666
Severance and vesting of restricted stock - CEO transition	2,985				2,985					
Early termination of office lease	376				376					
Unrealized (gain) / loss on derivatives				899	899	(926)	905	169	(224)	(76)
non-cash write-off of engineering designs		250			250					
One-time costs related to an expired contract				228	228					
Adjusted EBITDA	$1,392	$716	$1,954	$1,447	$5,509	$2,297	$3,915	$3,454	($76)	$9,590